UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 1, 2009

SYMBOLLON PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-22872	36-3463683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 West Street, Medfield, Massachusetts 02052
(Address of principal executive offices)    (Zip Code)

(508) 242-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2009, the Company granted each non-officer director non-qualified stock options to purchase 500,000 shares of Class A common stock.  The options will vest one-half each of the next two anniversaries of the grant date.  The options are exercisable at $0.03 per share, the closing price of the Company’s common stock on the date of grant, and are exercisable for a 10-year period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2009

SYMBOLLON PHARMACEUTICALS, INC.

By: /s/ Paul C. Desjourdy
Paul C. Desjourdy
Chief Executive Officer, President and Chief Financial Officer